Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the “Fifth Amendment”) is made effective as of the 29th day of September, 2004, between MOVIE GALLERY, INC., a Delaware corporation (the “Borrower”), and SOUTHTRUST BANK, an Alabama banking corporation, as Agent (the “Agent”).  Capitalized terms used herein but not defined shall have the meanings as set forth in the Credit Agreement, as amended (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of June 27, 2001, among Borrower, Agent, and the other Lender Parties a party thereto (the “Credit Agreement”), Lenders made available to Borrower, subject to the terms and conditions thereof, (i) the Revolving Loan in the initial principal amount of up to Sixty-Five Million and 00/100 Dollars ($65,000,000.00), and (ii) the Swing Line Loan of up to Five Million and 00/100 Dollars ($5,000,000.00); and

WHEREAS, pursuant to that certain First Amendment to Credit Agreement dated as of September 25, 2001 (the “First Amendment”), the Credit Agreement was amended in order to amend Section 8.8 of the Credit Agreement, pertaining to Hedge Agreements; and

WHEREAS, pursuant to that certain Second Amendment to Credit Agreement dated as of January 14, 2002 (the “Second Amendment”), the Credit Agreement was amended in order to amend the definition of “Permitted Acquisition”; and

WHEREAS, pursuant to that certain Third Amendment to Credit Agreement dated as of August 15, 2002 (the “Third Amendment”), the Credit Agreement was amended in order to, among other things, (i) allow for certain additional Permitted Acquisitions, (ii) amend the definition of “Equity Issuance” to not require a mandatory prepayment in connection with the issuance of 3,900,000 shares of common stock on May 17, 2002, for public offering at a price of $18.25 per share, and (iii) remove the step-down provision from the definition of “Revolving Loan Amount”; and

WHEREAS, pursuant to that certain Fourth Amendment to Credit Agreement dated as of May 19, 2003 (the “Fourth Amendment”), the Credit Agreement was amended in order to, among other things, (i) extend the Revolving Loan Maturity Date from July 4, 2004 until July 4, 2005, (ii) amend the Applicable Margin, (iii) amend the Unused Fee, (iv) add five additional Guarantors, (v) amend the requirement regarding the prepayment of the Loans in connection with the Net Cash Proceeds from Asset Dispositions, (vi) delete the requirement that Borrower enter into Hedge Agreements, and (vii) amend certain of the financial covenants (the Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, hereinafter referred to as the “Credit Agreement, as amended”); and

WHEREAS, Agent and Borrower have agreed to amend the Credit Agreement, as amended, in order to, among other things, (i) extend the Revolving Loan Maturity Date from July 4, 2005 until July 3, 2006, (ii) increase the Revolving Loan Amount from $65,000,000.00 to $75,000,000.00, (iii) add two additional Guarantors, (iv) amend the requirement regarding the prepayment of the Loans in connection with the Net Cash Proceeds in connection with a

Casualty Event, (v) amend the definition of “Permitted Lines of Business”, and (vi) amend certain of the financial covenants, all as hereinafter provided.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement, as amended, is hereby amended as follows:

1.                                       The Credit Agreement, as amended, is hereby amended by adding the following capitalized terms as defined terms in Article I:

“M.G. Digital” means M.G. Digital, LLC, a Delaware limited liability company.

“Video Library” means Video Library, Inc., an Iowa corporation.

2.                                       The Credit Agreement, as amended, is hereby amended by deleting the definitions of “Guarantors”, “Permitted Line of Business”, “Revolving Loan Amount”, “Revolving Loan Maturity Date”, and “Revolving Notes”, in their entirety, and by substituting the following new definitions, respectively, in lieu thereof:

“Guarantors” means M.G.A., Movie Gallery Finance, M.G. Midwest, Movie Gallery Canada, Movie Gallery Asset Management, M.G.A. Realty, Movie Gallery Licensing, Movie Gallery Services, Video Library, M.G. Digital, and each other Person who becomes a Guarantor under this Agreement.

“Permitted Line of Business” means the business of movie and game rental and sales, the digital delivery of entertainment content and the rental or sale of products and services reasonably ancillary thereto, including, without limitation, rental by patrons of the use of tanning beds and ancillary equipment.

“Revolving Loan Amount” means Seventy-Five Million and No/100 Dollars ($75,000,000.00); provided, however, that (1) upon twenty (20) Business Days’ prior written notice to Agent, Borrower may increase the amount of the Revolving Loan Amount at any time to $100,000,000.00, provided that (i) at the time of such increase there is not existing any Default, (ii) the other Lenders (other than SouthTrust), or other lenders approved by Agent, agree to participate in such increase so that SouthTrust’s Credit Percentage does not exceed thirty-three and one-third percent, and (iii) Borrower pays to Agent a fee in the amount of $37,500.00; and (2) upon five (5) Business Days’ prior written notice to Agent, Borrower may reduce the amount of the Revolving Loan Amount at any time in an aggregate amount of not less than $5,000,000.00 (or if greater in integral multiples of $1,000,000 in excess thereof) and the Revolving Loan Amount shall be automatically and permanently reduced by prepayments required under Sections 5.3(B), (C) and (D).

“Revolving Loan Maturity Date” means (A) July 3, 2006, or if earlier, the occurrence of an Event of Default; or (B) upon payment by Borrower to Agent of an extension fee in the amount of $112,500.00, July 3, 2007, or if earlier, the occurrence of an Event of Default.

“Revolving Notes” means those certain First Amended and Restated Revolving Notes from Borrower to the Revolving Loan Lenders, dated September 29, 2004, in the aggregate principal amount of $75,000,000.00, and includes any amendment to or modification of any such note and any promissory note given in extension or renewal of, or in substitution for, such note.

3.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 5.3(C) in its entirety, and by substituting in lieu thereof the following new Section 5.3(C):

(C)                                Not later than 180 days after its receipt of any proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event (and in any event upon its determination not to repair or replace any property subject to such Casualty Event), Borrower will prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds from such Casualty Event (less any amounts theretofore applied to the repair or replacement of property subject to such Casualty Event) and will deliver to the Agent, concurrently with such prepayment, a certificate signed by its chief financial officer in form and substance satisfactory to the Agent and setting for the calculation of such Net Cash Proceeds; provided, however, that no such prepayment shall be required until the aggregate amount of Net Cash Proceeds from any Casualty Event (less any amounts theretofore applied to the repair or replacement of affected property) exceeds $3,000,000.00, but at such time the cumulative aggregate amount of such Net Cash Proceeds not theretofore subject to prepayment under this subsection (C) shall become subject to prepayment.

4.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 9.1 in its entirety, and by substituting in lieu thereof the following new Section 9.1:

9.1                                 Leverage Ratio.  Borrower will not permit the Leverage Ratio as of any Quarter-End to be greater than 1.0 to 1.0.

5.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 9.4 in its entirety, and by substituting in lieu thereof the following new Section 9.4:

9.4                                 Net Worth.  Borrower will not permit Net Worth as of any Quarter-End, beginning with the Quarter-End of July 4, 2004, to be less than the sum of (i) $235,345,000 , plus (ii) 75% of the aggregate of Net Income for each fiscal quarter beginning with the Quarter-End of October 3, 2004 (provided that Net Income for any fiscal quarter shall be taken into account for purposes of this calculation only if positive), plus (iii) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of Borrower and its Subsidiaries, resulting from the issuance of Equity Interests (including Equity Interests issued pursuant to the exercise of options, rights or warrants or pursuant to the conversion of convertible Equity Interests) or other capital investments after July 5, 2004 (provided that nothing in this section shall be deemed to permit any stock repurchases not expressly permitted under Section 10.6(A)(3)), less (iv) 100% of the aggregate amount paid or payable with respect to any purchase, redemption, retirement or other acquisition of shares of or dividend paid with respect to its capital stock.

6.                                       The Credit Agreement, as amended, is hereby amended by deleting Section 10.8 in its entirety, and by substituting in lieu thereof the following new Section 10.8:

10.8                           Lines of Business.  Borrower will not, and will not permit or cause any of its Subsidiaries to, engage in any business other than (i) the Permitted Lines of Business, and (ii) Investments in businesses which are not Permitted Lines of Business in an aggregate amount that shall not exceed $3,000,000.00 for all such Investments in any consecutive twelve-month period.

7.                                       The Credit Agreement, as amended, is hereby amended by deleting Exhibit C in its entirety, and by substituting in lieu thereof the Exhibit C attached to this Fifth Amendment.

8.                                       As a condition to the effectiveness of this Fifth Amendment (a) Borrower shall have executed and delivered to Agent, or caused to be executed and delivered to Agent, the Revolving Notes, a First Amendment to Pledge Agreement - M.G. Midwest, and a Joinder Agreement (Guaranty), together with all stock certificates and other items required by Agent in connection therewith; (b) Borrower shall pay to Lender Parties an extension fee in the amount of $112,500.00; (c) Borrower shall reimburse the Lender Parties for all of the Lender Parties’ fees and expenses, including, but not limited to, any and all filing fees, recording fees, and reasonable expenses and fees of the Lender Parties’ legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this Fifth Amendment, the Credit Agreement, as amended, and any and all documents executed and delivered in connection herewith or therewith; (d) Borrower shall execute and deliver to Agent all further documents and perform all other acts which Agent reasonably deems necessary or appropriate to perfect or protect its security for the Loans; and (e) Borrower shall have delivered to Agent such other documentation, if any, as may be requested by Agent to satisfy Agent that this Fifth Amendment, and all other documents and instruments executed by Borrower in connection with this Fifth Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrower, and constitute valid and binding obligations of Borrower.

9.                                       Borrower represents and warrants to Agent that all representations and warranties given by Borrower in Article VII of the Credit Agreement, as amended, are true and correct as of the date hereof, except to the extent affected by this Fifth Amendment.  Borrower represents and warrants to Agent that Borrower is in full compliance with all of the covenants of Borrower contained in Articles VIII, IX and X of the Credit Agreement, as amended, except to the extent affected by this Fifth Amendment.

10.                                 Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this Fifth Amendment (in which case the terms and conditions of this Fifth Amendment shall govern), all terms of the Credit Agreement, as amended, and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

11.                                 The undersigned Guarantors execute this Fifth Amendment to expressly evidence their assent to all the terms of the Credit Agreement, as amended, and this Fifth Amendment, and to further acknowledge and agree that the Guaranty remains in full force and effect and that the “Guaranteed Obligations” under the Guaranty shall include, without limitation, all obligations of Borrower under the Credit Agreement, as amended, and as amended by this Fifth Amendment.

* * * * *

IN WITNESS WHEREOF, this Fifth Amendment has been duly executed as of the day and year first above written.

BORROWER:

MOVIE GALLERY, INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	EVP

GUARANTORS:

M.G.A., INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	EVP

MOVIE GALLERY FINANCE, INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	VP

M.G. MIDWEST, INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	EVP

MOVIE GALLERY CANADA, INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	EVP

MOVIE GALLERY ASSET MANAGEMENT,
INC.

By:	/s/ S. Page Todd
	S. Page Todd, its	President

M.G.A. REALTY I, LLC

By:	M.G. MIDWEST, INC., its Sole Member

By:	/s/ S. Page Todd
	S. Page Todd, its	EVP

MOVIE GALLERY LICENSING, INC.

	By:	/s/ S. Page Todd
		S. Page Todd, its	VP

MOVIE GALLERY SERVICES, INC.

	By:	/s/ S. Page Todd
		S. Page Todd, its	EVP

M.G. DIGITAL, LLC

	By:	M.G. MIDWEST, INC., its Sole Member

	By:	/s/ S. Page Todd
		S. Page Todd, its	EVP

VIDEO LIBRARY, INC.

	By:	/s/ S. Page Todd
		S. Page Todd, its	EVP

AGENT:

SOUTHTRUST BANK, as Agent

	By:	/s/ W. Spencer Ragland
	Its:	Group Vice President

STATE OF ALABAMA
COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of Movie Gallery, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of M.G.A., Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as VP of Movie Gallery Finance, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of M.G. Midwest, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of Movie Gallery Canada, Inc., a New Brunswick (Canada) corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as President of Movie Gallery Asset Management, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of M.G. Midwest, Inc., a Delaware corporation, as the sole Member of M.G.A. Realty I, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation in its capacity as sole Member as aforesaid.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as VP of Movie Gallery Licensing, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of Movie Gallery Services, Inc., a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of M.G. Midwest, Inc., a Delaware corporation, as the sole Member of M.G. Digital, LLC, a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation in its capacity as sole Member as aforesaid.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF HOUSTON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that S. Page Todd, whose name as EVP of Video Library, Inc., an Iowa corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal, this the 29th day of September, 2004.

[SEAL]
/s/ Martha F. Compton
Notary Public
My Commission Expires:	7/30/05

STATE OF ALABAMA

COUNTY OF JEFFERSON

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that William Spencer Ragland, whose name as Group Vice President of SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me that, being informed of the contents of such instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal, this the 30th day of September, 2004.

[SEAL]
/s/ Valerie L. Riley
Notary Public
My Commission Expires:	October 21, 2006

EXHIBIT C

LENDERS’ COMMITMENTS

SouthTrust Bank	$25,000,000

U.S. Bank, National Association	$23,000,000

Regions Bank	$12,000,000

Compass Bank	$15,000,000